UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 26, 2019

 The Ultimate Software Group, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-24347

Delaware	65-0694077
(State or Other Jurisdiction of	(IRS Employer
Incorporation or Organization)	Identification No.)

2000 Ultimate Way, Weston, Florida 33326
(Address of principal executive offices, including zip code)
(954) 331-7000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.
On March 26, 2019, The Ultimate Software Group, Inc. (“Ultimate Software” or  the “Company”) issued a press release announcing the expiration of the 50-day “go shop” period under the previously announced Agreement and Plan of Merger, dated as of February 3, 2019 (the “Merger Agreement”), by and among Ultimate Software, Unite Parent Corp. and Unite Merger Sub Corp. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Additional Information and Where to Find It
This communication relates to the proposed merger involving Ultimate Software.  In connection with the proposed merger, Ultimate Software filed a preliminary proxy statement with the SEC on March 11, 2019 and filed a definitive proxy statement with the SEC on March 26, 2019 (the “Proxy Statement”). Ultimate Software will file any other relevant materials with the SEC.  This communication is not a substitute for the Proxy Statement or any other document that Ultimate Software may file with the SEC or send to its stockholders in connection with the proposed merger.  BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF ULTIMATE SOFTWARE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS THEY MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, www.sec.gov, and the Company’s website, https://www.ultimatesoftware.com/.  In addition, the documents (when available) may be obtained free of charge by directing a request to Mitch Dauerman by email at mitch_dauerman@ultimatesoftware.com or by calling 954-331-7069.
Participants in the Solicitation
The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Ultimate Software common stock in respect of the proposed merger.  Information about the directors and executive officers of Ultimate Software is set forth in the Proxy Statement, and in other documents filed by Ultimate Software with the SEC.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Proxy Statement and may be contained in other relevant materials to be filed with the SEC in respect of the proposed merger when they become available.
Cautionary Statements Regarding Forward-Looking Information
Certain statements contained in this communication may constitute “forward-looking statements.”  These forward-looking statements may be identified by terms such as “plan to,” “designed to,” “allow,” “will,” “can,” “expect,” “estimates,” “believes,” “intends,” “may,” “continues,” “to be” or the negative of these terms, and similar expressions intended to identify forward-looking statements.  These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied by such forward-looking statements, and reported results should not be considered as an indication of future performance.  These risks, uncertainties and other factors include, but are not limited to, risks related to the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the failure to obtain Ultimate Software stockholder approval of the proposed merger or the failure to satisfy any of the other conditions to the completion of the proposed merger; the effect of the announcement of the proposed merger on the ability of Ultimate Software to retain and hire key personnel and maintain relationships with its clients, providers, partners and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed merger; the ability to meet expectations regarding the timing and completion of the proposed merger; and other factors described in the Company’s Form 10-K for the year ended December 31, 2018, as filed with the SEC, and in other reports filed by the Company with the SEC from time to time. You are cautioned not to unduly rely on these forward-looking statements, which speak only as of the date of this communication.  Unless required by law, Ultimate Software undertakes no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this communication or to report the occurrence of unanticipated events.
Item 9.01.  Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated March 26, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2019	THE ULTIMATE SOFTWARE GROUP, INC.

	By:	/s/ Felicia Alvaro
	Name:	Felicia Alvaro
	Title:	Executive Vice President,
Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)